UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2013

PennyMac Mortgage Investment Trust

(Exact Name of Registrant as Specified in Charter)

Maryland	001-34416	27-0186273
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

6101 Condor Drive, Moorpark, California	93021
(Address of Principal Executive Offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendments to Repurchase Agreements

On December 27, 2013, PennyMac Mortgage Investment Trust (the “Company”), through three of its wholly-owned subsidiaries, PennyMac Operating Partnership, L.P. (the “Operating Partnership”), PennyMac Corp. (“PMC”) and PennyMac Holdings, LLC f/k/a PennyMac Mortgage Investment Trust Holdings I, LLC (“PMH”), entered into amendments to (i) its master repurchase agreement, dated as of September 28, 2012, by and among Credit Suisse First Boston Mortgage Capital LLC (“CSFB”), the Operating Partnership and the Company (the “Re-warehouse Agreement”), (ii) its amended and restated master repurchase agreement, dated as of August 25, 2011, by and among CSFB, PMC, PMH and the Company (the “NPL Repurchase Agreement”), (iii) its amended and restated master repurchase agreement, dated as of June 1, 2013, by and among CSFB, PMC, the Company and the Operating Partnership (the “PMC Repurchase Agreement”), and (iv) its master repurchase agreement, dated as of March 29, 2012, by and among CSFB, PMH, the Company and the Operating Partnership (the “PMH Repurchase Agreement” and, together with the Re-warehouse Agreement, the NPL Repurchase Agreement and the PMC Repurchase Agreement, the “Repurchase Agreements”).  Pursuant to the terms of the Repurchase Agreements, the Operating Partnership, PMC or PMH, as applicable, may sell, and later repurchase, residential mortgage loans.

The Re-warehouse Agreement is intended to be used to provide financing through the Operating Partnership to third party mortgage loan originators as part of the Company’s warehouse lending business.  The obligations of the Operating Partnership are fully guaranteed by the Company, and the mortgage loans are serviced by PennyMac Loan Services, LLC (“PLS”), an affiliate of the Company, pursuant to the terms of the Re-warehouse Agreement.

The NPL Repurchase Agreement is used to fund the Company’s purchase, through PMC and PMH, of distressed mortgage loans and real estate acquired upon settlement of mortgage loans.  The obligations of PMC and PMH are fully guaranteed by the Company, and the mortgage loans are serviced by PLS pursuant to the terms of the NPL Repurchase Agreement.

The PMC Repurchase Agreement is used to fund newly originated mortgage loans that PMC purchases from correspondent lenders and holds pending sale and/or securitization.  The PMH Repurchase Agreement is used to fund newly originated mortgage loans that have been purchased by PMC from correspondent lenders and pledged by PMC to PMH pending sale and/or securitization by PMC.  The obligations of PMC and PMH under the PMC Repurchase Agreement and the PMH Repurchase Agreement, respectively, are fully guaranteed by the Company and the Operating Partnership, and the mortgage loans are serviced by PLS pursuant to the terms of the PMC Repurchase Agreement or the PMH Repurchase Agreement, as applicable.

Under the terms of the amendments, the maximum credit limit set forth in each Repurchase Agreement was amended in order to temporarily increase the maximum aggregate purchase price under the NPL Repurchase Agreement from $200 million to $310 million.  No new purchases are generally permitted under the NPL Repurchase Agreement until the aggregate outstanding purchase price is reduced to an amount less than $200 million, at which time the maximum aggregate purchase price will be reset to $200 million.  Of the $110 million temporary increase under the NPL Repurchase Agreement and during the period that the aggregate outstanding purchase price thereunder exceeds $200 million, the amount outstanding in excess of $245 million will be applied against the combined credit limit under the PMC Repurchase Agreement and the PMH Agreement, and the amount outstanding in excess of $200 million up to and including $245 million will be applied against the credit limit under the Re-warehouse Agreement.

The Company, through the Operating Partnership, PMC and PMH, pays CSFB a fee for the structuring of the Repurchase Agreements, as well as certain other costs and expenses associated with the ongoing administration of such Repurchase Agreements.  All other terms and conditions of the Repurchase Agreements and the related guaranties remain the same in all material respects.

Other material terms of the Repurchase Agreements and the related guaranties are described more fully as follows:  (i) for the Re-warehouse Agreement, in the Company’s Current Report on Form 8-K filed on October 3, 2012, (ii) for the NPL Repurchase Agreement, in the Company’s Current Report on Form 8-K filed on June 14, 2011, (iii) for the PMC Repurchase Agreement, in Item 5 to the Company’s Quarterly Report on Form 10-Q filed on November 8,

2010, and (iv) for the PMH Repurchase Agreement, in the Company’s Current Report on Form 8-K filed on April 4, 2012.

The foregoing descriptions of the amendments to the Repurchase Agreements do not purport to be complete and are qualified in their entirety by reference to the following:  (i) for the Re-warehouse Agreement, to the full text of the Re-warehouse Agreement and the related guaranty, which were filed as Exhibits 1.1 and 1.2, respectively, to the Company’s Current Report on Form 8-K filed on October 3, 2012, and any amendments to the Re-warehouse Agreement filed thereafter, (ii) for the NPL Repurchase Agreement, to the full text of the NPL Repurchase Agreement, which was filed as Exhibit 10.28 to the Company’s Quarterly Report on Form 10-Q filed on November 4, 2011, and the related guaranty, which was filed as Exhibit 1.2 to the Company’s Current Report on Form 8-K filed on June 14, 2011, and any amendments to the NPL Repurchase Agreement filed thereafter, (iii) for the PMC Repurchase Agreement, to the full text of the amendment filed with this report as Exhibit 10.1, the PMC Repurchase Agreement, which was filed as Exhibit 10.1 of the Company’s Current Report on Form 8-K filed June 5, 2013, the related guaranty, which was filed as Exhibit 10.14 to the Company’s Quarterly Report on Form 10-Q filed on November 8, 2010, and any amendments to the PMC Repurchase Agreement filed thereafter, and (iv) for the PMH Repurchase Agreement, to the full text of the amendment filed with this report as Exhibit 10.2, the PMH Repurchase Agreement and the related guaranty, which were filed as Exhibits 1.1 and 1.2, respectively, to the Company’s Current Report on Form 8-K filed on April 4, 2012, and any amendments to the PMH Repurchase Agreement filed thereafter.

Master Spread Acquisition and MSR Servicing Agreement

On December 30, 2013, the Company, through PMH, entered into a Master Spread Acquisition and MSR Servicing Agreement (“Spread Acquisition Agreement”) with PLS.  The Spread Acquisition Agreement was approved by a committee of the Company’s board of trustees comprised solely of independent members thereof.

Pursuant to the Spread Acquisition Agreement, PMH may acquire from PLS, from time to time, the right to receive certain excess servicing spread arising from mortgage servicing rights acquired by PLS, in which case PLS generally would be required to service or subservice the related mortgage loans for the applicable agency or investor.  The Company currently intends to use the Spread Acquisition Agreement for the limited purpose of acquiring from PLS excess servicing spread relating to Ginnie Mae mortgage servicing rights owned or acquired by PLS.

To the extent PLS refinances any of the mortgage loans relating to the excess servicing spread acquired by PMH, the Spread Acquisition Agreement contains recapture provisions requiring that PLS transfer to PMH, at no cost, the excess servicing spread relating to a certain percentage of the unpaid principal balance of the newly originated mortgage loans.  In any month where the transferred excess servicing spread relating to such newly originated mortgage loans is not equivalent to at least 90% of the product of the excess servicing fee rate and the unpaid principal balance of the refinanced mortgage loans, the Spread Acquisition Agreement also contains provisions that require PLS to transfer additional excess servicing spread or cash in the amount of such shortfall.  Similarly, in any month where the transferred excess servicing spread relating to modified Ginnie Mae mortgage loans is not equivalent to at least 90% of the product of the excess servicing fee rate and the unpaid principal balance of the modified mortgage loans, the Spread Acquisition Agreement contains provisions that require PLS to transfer additional excess servicing spread or cash in the amount of such shortfall.  To the extent the fair market value of the aggregate excess servicing spread to be transferred for the applicable month is less than $200,000, PLS may, at its option, wire cash to PMH in an amount equal to such fair market value in lieu of transferring such excess servicing spread.

The Spread Acquisition Agreement contains customary representations, warranties and covenants between PLS and PMH, as well as indemnities in favor of each party as a result of losses caused by certain actions or inactions of the other party.  As a condition to its acquisition of the excess servicing spread, PMH is also required to subordinate its rights to the excess servicing spread and its rights under the Spread Acquisition Agreement to the rights and interests of Ginnie Mae in the mortgage servicing rights as a whole, inclusive of the acquired excess servicing spread.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Spread Acquisition Agreement, which has been filed with this Current Report on Form 8-K as Exhibit 10.4 hereto.  The specific terms of each transaction under the Spread Acquisition Agreement will be subject to the terms of such agreement as modified and supplemented by the terms of a confirmation executed in connection with such transaction.  On December 30, 2013, PMH acquired from PLS excess servicing spread relating to a portfolio of Ginnie Mae mortgage servicing rights, including the rights to the cash flows as of December 2, 2013, for a purchase price of approximately $76 million.  At present, there have been no other transactions under the Spread Acquisition Agreement.

Security and Subordination Agreement

On December 30, 2013, the Company, through PMH, entered into a Security and Subordination Agreement (the “Security Agreement”) with CSFB.  The Security Agreement was approved by a committee of the Company’s board of trustees comprised solely of independent members thereof.

Under the terms of the Security Agreement, PMH pledged to CSFB its rights under the Spread Acquisition Agreement and its interest in any excess servicing spread purchased thereunder.  The Security Agreement was required as a result of a separate loan and security agreement between PLS and CSFB (the “LSA”), pursuant to which PLS pledged to CSFB all of its rights and interests in the Ginnie Mae mortgage servicing rights it owns or acquires, and a separate acknowledgement agreement with respect thereto, by and among Ginnie Mae, CSFB and PLS.  As a condition to permitting PLS to transfer to PMH the excess servicing spread relating to a portion of those pledged Ginnie Mae mortgage servicing rights, CSFB required such transfer to be subject to CSFB’s continuing lien on the excess servicing spread, the pledge and acknowledgement of which were effected pursuant to the Security Agreement.  CSFB’s lien on the excess servicing spread remains subordinate to the rights and interests of Ginnie Mae pursuant to the provisions of the Spread Acquisition Agreement and the terms of the acknowledgement agreement.

The Security Agreement contains representations, warranties and covenants by PMH that are substantially similar to those contained in the Company’s other financing arrangements with CSFB.  The Security Agreement also permits CSFB to liquidate the excess servicing spread along with the related mortgage servicing rights to the extent there exists an event of default under the LSA, and it contains certain trigger events, including breaches of representations, warranties or covenants and defaults under other of the Company’s credit facilities, that would require PLS to either (i) repay in full the outstanding loan amount under the LSA or (ii) repurchase the excess servicing spread from PMH at fair market value.  To the extent PLS is unable to repay the loan under the LSA or repurchase the excess servicing spread, an event of default would exist under the LSA, thereby entitling CSFB to liquidate the excess servicing spread and the related mortgage servicing rights.  In the event PMH’s excess servicing spread is liquidated as a result of certain actions or inactions of PLS, PMH generally would be entitled to seek indemnity under the Spread Acquisition Agreement.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Security Agreement, which has been filed with this Current Report on Form 8-K as Exhibit 10.5 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the subheading Amendments to Repurchase Agreements in Item 1.01 of this report is incorporated herein by reference.

Item 8.01 Other Events.

On December 27, 2013, the Company issued a press release announcing that its board of trustees had declared a cash dividend of $0.59 per common share of beneficial interest for the fourth quarter of 2013. This dividend will be paid on January 28, 2014 to common shareholders of record as of January 10, 2014. A copy of the press release has been furnished with this Current Report on Form 8-K as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Amendment No. 3 to Amended and Restated Master Repurchase Agreement, dated as of December 27, 2013, among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.2

Amendment No. 8 to Master Repurchase Agreement, dated as of December 27, 2013, among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Holdings, LLC, PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.3

Amendment No. 5 to Amended and Restated Master Repurchase Agreement, dated as of December 27, 2013, among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Corp., PennyMac Holdings, LLC and PennyMac Mortgage Investment Trust

10.4	Master Spread Acquisition and MSR Servicing Agreement, between PennyMac Loan Services, LLC and PennyMac Holdings, LLC, dated as of December 30, 2013
10.5	Security and Subordination Agreement, between Credit Suisse First Boston Mortgage Capital LLC and PennyMac Holdings, LLC, dated as of December 30, 2013
99.1	Press Release, dated December 27, 2013, issued by PennyMac Mortgage Investment Trust pertaining to its dividend declaration for the fourth quarter of 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: January 3, 2014	/s/ Anne D. McCallion
Anne D. McCallion
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 3 to Amended and Restated Master Repurchase Agreement, dated as of December 27, 2013, among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Corp., PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.2

Amendment No. 8 to Master Repurchase Agreement, dated as of December 27, 2013, among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Holdings, LLC, PennyMac Mortgage Investment Trust and PennyMac Operating Partnership, L.P.

10.3

Amendment No. 5 to Amended and Restated Master Repurchase Agreement, dated as of December 27, 2013, among Credit Suisse First Boston Mortgage Capital LLC, PennyMac Corp., PennyMac Holdings, LLC and PennyMac Mortgage Investment Trust

10.4	Master Spread Acquisition and MSR Servicing Agreement, between PennyMac Loan Services, LLC and PennyMac Holdings, LLC, dated as of December 30, 2013
10.5	Security and Subordination Agreement, between Credit Suisse First Boston Mortgage Capital LLC and PennyMac Holdings, LLC, dated as of December 30, 2013
99.1	Press Release, dated December 27, 2013, issued by PennyMac Mortgage Investment Trust pertaining to its dividend declaration for the fourth quarter of 2013.